UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 28, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                        1-8351                         31-0791746
(State or other             (Commission File Number)            (I.R.S. Employer
jurisdiction of                                                  Identification
 incorporation)                                                     Number)


          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)



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Item 2.02      Results of Operations and Financial Condition

               On September 28, 2006 Chemed Corporation issued a press release announcing its VITAS subsidiary is exiting the Phoenix hospice market and updating financial guidance for 2006. A copy of the release is furnished herewith as Exhibit 99.1.


Item 2.05      Costs Associated with Exit or Disposal Activities

               On September 28, 2006 Chemed Corporation announced that the Executive Committee of its Board of Directors authorized the discontinuance of its VITAS subsidiary's Phoenix hospice program. VITAS will cease operations in Phoenix either by selling or closing down its Phoenix program. The estimated costs and cash flows associated with ceasing hospice operations in Phoenix are (in millions):

                                                                Cash Outflow
                                                   Expense       /(Inflow)
                                              -------------   ---------------
Cost of transferring patients to
 other facilities                             $        2.8    $          2.8
Write-off customer referral network                    2.2                 -
Severance and employee related costs                   0.7               0.7
Lease termination costs                                0.6               0.6
Other costs                                            0.9               0.5
Potential increase in the above
 cost estimates                                        1.6               1.6
                                              -------------   ---------------
    Pretax cost                                        8.8               6.2

    Income tax benefit                                (3.3)             (8.2)
                                              -------------   ---------------
    Aftertax cost/ (cash inflow)              $        5.5    $        (2.0)
                                              =============   ===============


               Chemed currently anticipates VITAS will dispose of or cease operations in Phoenix by year-end 2006.

               The Phoenix program's contributions to VITAS' results of operations during the year ended December 31, 2005 and the six months ended June 30, 2006 were (in millions):

                                               Year Ended        Six Months
                                              December 31,     Ended June 30,
                                                  2005              2006
                                              --------------   --------------
Net patient revenues                          $      10.5      $         3.0(a)
Income/(loss) from operations                         2.6               (0.9)
Net income/(loss)                                     1.5               (0.5)

(a) Net patient revenues for the first six months of 2006 include a pretax reduction of $1.7 million ($1.0 million aftertax) for effect of Medicare billing limitations.


Item 9.01      Financial Statements and Exhibits

                    c)   Exhibit

                         (99.1) Registrant's press release dated
                                      September 28, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CHEMED CORPORATION

Dated: October 2, 2006                      By:    /s/ Arthur V. Tucker, Jr.
       ---------------                             -----------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller















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